Other Current Assets, Net (Details) - Schedule of Other Current Assets - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Other Current Assets, Net [Abstract]
Custodian assets held by FTX	$ 9,827	$ 9,827
Deposits due from third parties	2,941	1,880
Interest receivable - fixed deposits	154	58
Others	112	5
Other current assets, gross	13,034	11,770
Less: Allowance for credit losses	(9,926)	(9,926)
Other current assets, net	$ 3,108	$ 1,844